Event occurring after the reporting period	12 Months Ended
Dec. 31, 2024
Event occurring after the reporting period
Event occurring after the reporting period

33.Event occurring after the reporting period

On April 28, 2025, the Group disposed of its other financial assets measured at amortized cost at an aggregate disposal value of US$1.3 million. Loss allowance of RMB232.9 million (US$32.5 million) was recognized in the consolidated statements of profit or loss and other comprehensive loss for the year ended December 31, 2024.

On June 4, 2025, a Deed of Settlement (the “Deed”) was entered into by and among the Company, LMR and certain other parties, pursuant to which the parties have agreed to resolve the disputes arising from the Company’s failure to pay for obligations under the US$35 million convertible note issued on October 16, 2024, and related interest and cash consideration. Pursuant to the Deed, among other things, the Company has made an initial repayment of US$1.5 million and will pay an aggregate amount of US$15 million in twenty-four monthly installments commencing from June 25, 2025. The Company also agreed to issue to LMR a warrant exercisable at any time up to the 10th anniversary of the effective date of the Deed, entitling LMR to acquire no less than 10% of the Company’s issued share capital if its market capitalization reaches US$90 million, as calculated in accordance with the terms of the Deed. In consideration of the parties entering into the Deed and the full performance of each respective obligation by the obligors under the Deed, LMR has agreed to withdraw the winding-up petition filed in the Cayman Court against the Company and discontinue related arbitration proceedings.